Exhibit 2.33

FIFTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF

COLLECTABLE SPORTS ASSETS, LLC

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF COLLECTABLE SPORTS ASSETS, LLC (the “Company”), dated effective as of November 4, 2020 (this “Amendment”), is made and entered into by the Members of the Company who have executed this Amendment.

RECITALS

WHEREAS, the Company is governed by that certain Amended and Restated Operating Agreement, dated as of July 7, 2020 (the “the Original Operating Agreement”), as amended by that certain First Amendment to Limited Liability Company Agreement dated as of August 31, 2020 (the “First Amendment”), as further amended by that certain Second Amendment to Limited Liability Company Agreement dated as of September 14, 2020 (the “Second Amendment”) as further amended by that certain Third Amendment to Limited Liability Company Agreement dated as of September 28, 2020 (the “Third Amendment”), as further amended by that certain Third Amendment to Limited Liability Company Agreement dated as of October 12, 2020, as further amended by that certain Fourth Amendment to Limited Liability Company Agreement dated as of October 12, 2020 (the “Fourth Amendment”) and, together with the Original Operating Agreement, the “Existing Operating Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given them in the Existing Operating Agreement.

WHEREAS, the Company wishes to amend the Existing Operating Agreement to amend the terms of one of the Series that has not yet offered by the Company and add three additional Series to be issued by the Company.

WHEREAS, pursuant to section 12.1, the Managing Member, without the consent of any Economic Member, may amend any of the terms of the Existing Operating Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Existing Operating Agreement is hereby amended as follows:

1.            The Table of Contents to the Existing Operating Agreement is amended to add the following immediately below the references to the Exhibits:

Exhibit 28 – Series Designation for Series #banks1954psa9, a series of Collectable Sports Assets, LLC

Exhibit 29 – Series Designation for Series #mantle1952bowmanpsa8, a series of Collectable Sports Assets, LLC

Exhibit 30 – Series Designation for Series #koufax1955psa8.5, a series of Collectable Sports Assets, LLC

Exhibit 31 – Series Designation for Series #durantchromerefractorpsa10, a series of Collectable Sports Assets, LLC

Exhibit 32 – Series Designation for Series #Giannisimmaculate, a series of Collectable Sports Assets, LLC

Fifth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 1 of 6

2.            Section 15.11(a) of the Existing Operating Agreement is amended to delete the “and” that appears at the end of current subsection (xxv), replace the “.” that appears at the end of current subsection (xxvi) with a “;”, and to add the following immediately below current subsection (xxvi) thereof:

(xxvii) Series #banks1954psa9;

(xxviii) Series #mantle1952bowmanpsa8;

(xxix) Series #koufax1955psa8.5;

(xxx) Series #rantchromerefractorpsa10; and

(xxxi) Series #Giannisimmaculate.

3.            Section 15.11(b) of the Existing Operating Agreement change the reference from “Exhibits 1-27” to “Exhibits 1-32”.

4.            Signature blocks for each of Series SERIES #banks1954psa9; SERIES #mantle1952bowmanpsa8; SERIES #koufax1955psa8.5; SERIES #durantchromerefractorpsa10; and SERIES #Giannisimmaculate. SHALL BE ADDED TO THE SIGNATURE PAGE(S).

5.            Exhibits 12, 13, 14, 15 and 16 to the Existing Operating Agreement is amended to delete the reference to “Consignment Agreement dated as of October 11, 2020” and replace it with “Consignment Agreement dated as of November 3, 2020”. Exhibit 22 to the Existing Operating Agreement is amended to delete the reference to “Consignment Agreement dated as of October 8, 2020” and replace it with “Consignment Agreement dated as of November 4, 2020”. Exhibit 23 to the Existing Operating Agreement is amended to add “, as amended as of November 4, 2020,” immediately following the reference to “Consignment Agreement dated as of October 6, 2020”. Exhibit 26 to the Existing Operating Agreement is amended to delete the reference to “Consignment Agreement dated as of October 14, 2020” and replace it with “Consignment Agreement dated as of November 1, 2020”.

6.            Schedules I through V to this Amendment shall be added, respectively, as Exhibits 28 through 32 to the Existing Operating Agreement.

7.            No Other Modification. Except as specifically modified herein, all terms and conditions of the Existing Operating Agreement remain unmodified and in full force and effect.

8.            Headings. The section headings contained in this Amendment are for reference purposes only and will not affect in any way the meaning or interpretation of this Amendment.

9.            Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

[Signatures on Next Page]

Fifth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 2 of 6

Signature Page

to

AMENDMENT NO. 4 TO Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

IN WITNESS WHEREOF, this Fourth Amendment to the Operating Agreement of COLLECTABLE SPORTS ASSETS, LLC is executed effective as of the date first written above.

MANAGING MEMBER OF THE COMPANY:		MANAGING MEMBER OF SERIES #CURRYBASKET:

CS Assets Manager, LLC, a Delaware limited liability company		By: CS Assets Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES #RUTHGEHRHIGBALL:		MANAGING MEMBER OF SERIES #LEBRONROOKIE:

By: CS Assets Manager, LLC, a Delaware limited liability company		By: CS Assets Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#COBBMINTE98:		#KAWHIBASKET:

By: CS Assets Manager, LLC, a Delaware limited liability company		By: CS Assets Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES #MANTLEMINT1953:		MANAGING MEMBER OF SERIES #JORDANPSA10

By: CS Assets Manager, LLC, a Delaware limited liability company		By: CS Assets Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

Fifth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 3 of 6

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#LUKA ROOKIE:		#MAHOMES ROOKIE:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#MAGICBIRDDRJ:		#JackieRobinsonAutoBat:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#Unitas1965Jersey:		#AliWBCBelt:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#ChamberlainHSUNIFORM:		#AlcindorUCLAJACKET:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#TroutGlove:		#55JackieRobinsonPSA10:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#MookieBettsGlove:		#LeBronBlackRefractor:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

Fifth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 4 of 6

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
##LamarJacksonBasket:		#GiannisRPA:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#BradyRookie:		#1986WAX:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#SEAVER1971PSA10:		#GretzkyOpeechee1979:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#ZionRPABGS9:		#banks1954psa9:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

Fifth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 5 of 6

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#mantle1952bowmanpsa8:		#koufax1955psa8.5:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#durantchromerefractorpsa10:		#Giannisimmaculate:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

Fifth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 6 of 6

Schedule I to Fifth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 28

Series Designation of #BANKS1954PSA9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#BANKS1954PSA9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	November 4, 2020

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #BANKS1954PSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #BANKS1954PSA9 until dissolution of #BANKS1954PSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #BANKS1954PSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #BANKS1954PSA9 through that certain Consignment Agreement dated as of November 2, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #BANKS1954PSA9 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #BANKS1954PSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $90,000.

Number of #BANKS1954PSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #BANKS1954PSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #BANKS1954PSA9 sold at the Initial Offering of the #BANKS1954PSA9 Interests (excluding the #BANKS1954PSA9 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #BANKS1954PSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #BANKS1954PSA9 Interests.

Officers	There shall initially be no specific officers associated with #BANKS1954PSA9, although, the Managing Member may appoint Officers of #BANKS1954PSA9 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Overview and authentication

•	#Banks1954Topps9 is a core asset in one of the most popular baseball card sets ever made, containing 250 cards. The 1954 Topps set contains three ultra-important rookie cards - #94 Ernie Banks, #128 Hank Aaron and #201 Al Kaline, all Hall of Famers.

•	The 1954 Topps set carries historical significance for the history of the trading card industry. It was produced during heated competition between two rival manufacturers, the more established Bowman and the upstart Topps.

•	This asset is Ernie Banks rookie card, and certainly his most prominent and valuable card produced. One of the unique aspects of his rookie card is how young Banks looks in his headshot.

•	The card itself can be challenging to find well-centered and absent pesky print defects in the white background.

Notable Features:

•	#Banks1954Topps9 has considerable eye appeal, considered one of the most aesthetically pleasing cards in circulation. The card boasts four strong corners, fresh edges, and near flawless surfaces.

•	The asset’s print and coloring is virtually pack fresh with zero print snow or other notable blemishes.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #BANKS1954PSA9 going forward.

SERIES #Banks1954PSA9
Sport	Baseball
Professional League	Major League Baseball
Player	Ernie Banks
Team	Chicago Cubs
Year	1954
Memorabilia Type	Trading Card
Manufacturer	Topps
Set Number	#94
Population Report	N/A
Subject	Ernie Banks
Authentication	PSA 31438411
Grade	Mint 9

Schedule II to Fifth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 29

Series Designation of #MANTLE1952BOWMANPSA8,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MANTLE1952BOWMANPSA8, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	November 4, 2020

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MANTLE1952BOWMANPSA8 with effect from the effective date hereof and shall continue to act as the Managing Member of #MANTLE1952BOWMANPSA8 until dissolution of #MANTLE1952BOWMANPSA8 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MANTLE1952BOWMANPSA8 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MANTLE1952BOWMANPSA8 through that certain Consignment Agreement dated as of November 2, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MANTLE1952BOWMANPSA8 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MANTLE1952BOWMANPSA8 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $20,000.

Number of #MANTLE1952BOWMANPSA8 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MANTLE1952BOWMANPSA8 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MANTLE1952BOWMANPSA8 sold at the Initial Offering of the #MANTLE1952BOWMANPSA8 Interests (excluding the #MANTLE1952BOWMANPSA8 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #MANTLE1952BOWMANPSA8 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MANTLE1952BOWMANPSA8 Interests.

Officers	There shall initially be no specific officers associated with #MANTLE1952BOWMANPSA8, although, the Managing Member may appoint Officers of #MANTLE1952BOWMANPSA8 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication

•	#MantleBowman1952PSA8 is a very important second-year issue of Mickey Mantle and considered one of his best looking cards.

•	The 1952 Bowman is considered one of the most underappreciated and overlooked Mantle cards throughout the years despite its aesthetics. Much attention has been paid to his classic 1952 Topps card, a card with a larger format and stronger overall set; however, many view the ‘52 Bowman as a more affordable and underappreciated alternative. The 1952 Bowman’s are considered an “elegant alternative” to the Topps issue, and represent a rare affordable offering from that golden post-War era of sports cards.

•

In 1952, Mantle began to develop into the superstar he would become. He hit .311 with 23 home runs and 94 runs scored, making his first All-Star appearance. The very next year, Mantle would behin a run of nine straight seasons of 100 runs scored or more as part of a potent Yankee lineup.

The 1952 Bowman set showcases 252 cards.

Notable Features:

•	Measuring 2-⅙” by 3-⅛”, card fronts feature artistic reproductions of player photos and facsimile autographs. The backs include personal data, biographical information, the card number and details on a mail-in offer.

•	The card contains bright white borders, fresh edges, and great print abound from every angle.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #MANTLE1952BOWMANPSA89 going forward.

SERIES #Mantle1952BowmanPSA8
Sport	Baseball
Professional League	Major League Baseball
Player	Mickey Mantle
Team	New York Yankees
Year	1952
Memorabilia Type	Card
Manufacturer	Bowman
Card Number	101
Population Report	114 (PSA 8)
Subject	Mickey Mantle
Authentication	PSA 28437160
Grade	NM-MT 8

Schedule III to Fifth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 30

Series Designation of #KOUFAX1955PSA8.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KOUFAX1955PSA8.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	November 4, 2020

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KOUFAX1955PSA8.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #KOUFAX1955PSA8.5 until dissolution of #KOUFAX1955PSA8.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #KOUFAX1955PSA8.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KOUFAX1955PSA8.5 through that certain Consignment Agreement dated as of November 2, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KOUFAX1955PSA8.5 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #KOUFAX1955PSA8.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $35,000.

Number of #KOUFAX1955PSA8.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KOUFAX1955PSA8.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KOUFAX1955PSA8.5 sold at the Initial Offering of the #KOUFAX1955PSA8.5 Interests (excluding the #KOUFAX1955PSA8.5 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #KOUFAX1955PSA8.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KOUFAX1955PSA8.5 Interests.

Officers	There shall initially be no specific officers associated with #KOUFAX1955PSA8.5, although, the Managing Member may appoint Officers of #KOUFAX1955PSA8.5 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication

•	#Koufax1955PSA8.5 is Sandy Koufax’s rookie card and the clear card to own of the baseball icon.

•	One of the key pillars in the 1955 Topps baseball set, a set that has always been regarded as one of Topps’ best productions.

•	Given the light colored background along the face of the card, any condition issues are easily seen making high grades rare and valuable.

•	The card is considered one of the most iconic and coveted cards of the Post-War Era.

•	Koufax’s portrait has been described as “unassuming and near-perfect, much like the pitcher was on the mound.”

Notable Features:

•	The debut-year collectible of Koufax has never relinquished its status as one of the most visually captivating gum cards ever made. The card features a youthful but deceptively innocent-looking Sandy Koufax.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #KOUFAX1955PSA8.59 going forward.

SERIES # Koufax1955PSA8.5
Sport	Baseball
Professional League	Major League Baseball
Player	Sandy Koufax
Team	Los Angeles Dodgers
Year	1955
Memorabilia Type	Trading Card
Manufacturer	Topps
Card Number	#123
Population Report	17 (NM-MT 8 +)
Subject	Sandy Koufax
Authentication	PSA 28666119
Grade	NM-MT + 8.5

Schedule IV to Fifth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 31

Series Designation of #DURANTCHROMEREFRACTORPSA10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#DURANTCHROMEREFRACTORPSA10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	November 4, 2020

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #DURANTCHROMEREFRACTORPSA10 with effect from the effective date hereof and shall continue to act as the Managing Member of #DURANTCHROMEREFRACTORPSA10 until dissolution of #DURANTCHROMEREFRACTORPSA10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #DURANTCHROMEREFRACTORPSA10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #DURANTCHROMEREFRACTORPSA10 through that certain Consignment Agreement dated as of November 2, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #DURANTCHROMEREFRACTORPSA10 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #DURANTCHROMEREFRACTORPSA10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $20,000.

Number of #DURANTCHROMEREFRACTORPSA10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #DURANTCHROMEREFRACTORPSA10 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #DURANTCHROMEREFRACTORPSA10 sold at the Initial Offering of the #DURANTCHROMEREFRACTORPSA10 Interests (excluding the #DURANTCHROMEREFRACTORPSA10 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #DURANTCHROMEREFRACTORPSA10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #DURANTCHROMEREFRACTORPSA10 Interests.

Officers	There shall initially be no specific officers associated with #DURANTCHROMEREFRACTORPSA10, although, the Managing Member may appoint Officers of #DURANTCHROMEREFRACTORPSA10 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication

•	The 2007 Topps Chrome Refractor Kevin Durant Rookie Card is considered one of the crown jewels of one of the greatest basketball players of all time. James has already secured his spot in history among the greats, and he continues to add to his achievements.

•	This 2007 Topps basketball set features 160-cards featuring past legends and contemporary stars in cards #1-#110, with NBA rookies found on cards #111-#160. Kevin Durant is the key rookie to the set. Along with standard base cards comes a host of serial numbered parallels and inserts, notably the 1957/58 variations featuring contemporary players.

•	Its susceptible chromium surface combined with centering issues and perimeter sensitivity on its make this car difficult to source in top condition.

•	This iconic '07 Topps Chrome Refractor parallel depicts the future HOFer in a classic Seattle Super Sonics jersey during his rookie campaign.

Notable Features:

•	Bordered by faultless edges and rock-solid GEM MINT corners. The surfaces are void of any typical refractor lines with vivid color and precise registration.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #DURANTCHROMEREFRACTORPSA109 going forward.

SERIES #DurantChromeRefractorPSA
Sport	Basketball
Professional League	National Basketball Association
Player	Kevin Durant
Team	Seattle Supersonics
Year	2007
Memorabilia Type	Trading Card
Manufacturer	Topps
Number	131
Population Report	12500
Subject	Kevin Durant
Authentication	PSA 29022979
Grade	GEM MT 10

Schedule V to Fifth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 32

Series Designation of #GIANNISIMMACULATE,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#GIANNISIMMACULATE, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	November 4, 2020

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #GIANNISIMMACULATE with effect from the effective date hereof and shall continue to act as the Managing Member of #GIANNISIMMACULATE until dissolution of #GIANNISIMMACULATE pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #GIANNISIMMACULATE shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #GIANNISIMMACULATE through that certain Consignment Agreement dated as of October 31, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #GIANNISIMMACULATE from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #GIANNISIMMACULATE Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.

Number of #GIANNISIMMACULATE Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #GIANNISIMMACULATE Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #GIANNISIMMACULATE sold at the Initial Offering of the #GIANNISIMMACULATE Interests (excluding the #GIANNISIMMACULATE Interests acquired by any Person other than Investor Members).

Other rights	Holders of #GIANNISIMMACULATE Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #GIANNISIMMACULATE Interests.

Officers	There shall initially be no specific officers associated with #GIANNISIMMACULATE, although, the Managing Member may appoint Officers of #GIANNISIMMACULATE from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication

•	Considered one of the hottest Rookie Patch Autographs on the market of one of the NBA’s most talented and marketable young stars. With the overall popularity and importance that comes with these elite Immaculate Collection RPA’s, the limited print runs create favorable supply and demand dynamics for long term returns.

Prominent collectors consider Giannis Antetokounmpo to have similar collectibility to immortals like Michael Jordan and LeBron James.

•	The limited-edition piece is serial-numbered "54/99." Gem Mint condition.

•	There are only 7 2013 Panini Immaculate Autograph Patch #131 graded a PSA Gem Mint 10

Notable Features:

•	This card presents an action image of the young Milwaukee Bucks star, along with a desirable multi-colored and letter-segment, event-worn jersey patch. He has penned a very strong, blue ink signature on the obverse of the "Immaculate Collection" entry.

•	Text on the card's back states Panini America, Inc.'s warranty for the authenticity of the signature and genuineness of the patch component, and serves as the item's COA.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #GIANNISIMMACULATE9 going forward.

SERIES #GiannisImmaculate
Sport	Basketball
Professional League	National Basketball Association
Player	Giannis Antetokounmpo
Team	Milwaukee Bucks
Year	2013
Memorabilia Type	Trading Card
Manufacturer	Panini
Card	131
Numbered	54/99
Subject	Giannis Antetokounmpo
Authentication	PSA 27614437
Grade	GEM MT 10